SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                       ______________


                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  March 31, 1996



                   TRIARC COMPANIES, INC.
     (Exact name of registrant as specified in charter)



STATE OF DELAWARE                   1-2207                 38-0471180
(State or other                   (Commission             (IRS Employer
jurisdiction of                   File Number)          Identification No.)
incorporation)



900 THIRD AVENUE, NEW YORK, NY                         10022
 (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code (212) 230-3000



                        NOT APPLICABLE
(Former name or former address, if changed since last report)

Item 7.  FINANCIAL STATEMENTS PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)       Exhibits:




  Exhibit Number
(Referenced to Item
601 of Regulation S-K)          Description of Exhibit
- ----------------------          ----------------------

  2 Asset Purchase Agreement dated as of March 31, 1996 by and among the Registrant, Avondale Mills, Inc., Avondale Incorporated and Graniteville Company.

99.1                     Registrant's press release, dated April 1, 1996.

                         SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 18, 1996

                    TRIARC COMPANIES, INC.


                    By:  /S/ BRIAN L. SCHORR
                       --------------------------
                       Brian L. Schorr
                       Executive Vice President
                           and General Counsel

                        EXHIBIT INDEX

                                                               Page Number in
                                                               Rule 0-3(b)
                                                               sequential
Exhibit number                                                 numbering system
(Referenced to Item                                            where Exhibit
601 of Regulation S-K)       Description of Exhibit            can be found
- ----------------------       ----------------------            ----------------

2                       Asset Purchase Agreement dated as of March     5
                        31, 1996 by and among the Registrant,
                        Avondale Mills, Inc., Avondale
                        Incorporated and Graniteville Company.

99.1                    Registrant's press release, dated April 1,
                        1996.